UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2022

Date of reporting period: April 30, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Sands Capital Global Growth Fund

Semi-Annual Report	April 30, 2022

Investment Adviser: Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund Form N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Semi-Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the six-month period ending April 30, 2022. Over the reporting period, the Fund’s Institutional Class and Investor Class returned -38.62% and -38.65%, respectively, compared to a -11.63% return for the MSCI All Country World Index (“ACWI”). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), the Fund’s Institutional Class and Investor Class annualized return was 11.27% and 11.03%, respectively, compared to a 8.57% annualized return for the ACWI.

Performance Review

The Fund underperformed for the period, along with growth equities more broadly. Security selection was the primary driver of underperformance, and sector allocation was also a headwind. Currency effect and regional allocation were both contributors.

From a regional perspective, Eastern Europe—a zero percent weight—contributed most to relative results, while the U.S./Canada was the top detractor. From a sector perspective, real estate (a zero percent weight) and materials detracted least from results, while information technology and communication services were the top detractors, together accounting for over 65 percent of the period’s underperformance. The top five contributors to relative returns were iRhythm Technologies, Visa, Titan, Asian Paints and CP All. The bottom contributors to relative returns were mostly in the “High-High” group of portfolio holdings. These are higher-growth I higher-valuation companies like Sea Ltd, Shopify, Atlassian and Zalando. In addition to these, Netflix performed poorly amid waning subscription growth. All ten companies remain held in the portfolio and have been held for an average of 6.5 years.

During the last six months we sold long-held positions in Facebook, Alibaba and Tencent, and introduced medium sized (2%) positions in Sika and Entegris. Sika are a Swiss producer of building materials and systems, and Entegris supply specialty materials to the microelectronics industry. Total portfolio turnover during the period was just 11%, consistent with the Fund’s long-term orientation.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022 (Unaudited)

Our regional and sector exposures are largely a byproduct of our bottom-up investment process, and below was the portfolio positioning at the end of the period:

-

The U.S./Canada was the portfolio’s largest absolute regional weight and also its largest underweight. Latin America was the portfolio’s largest overweight, and the portfolio had no exposure to Eastern Europe and the Middle East & Africa.

-

From a sector perspective, the Fund remains significantly overweight in Information Technology companies at 38% of assets (vs 23% for the MSCI ACWI). The Fund is collectively 33% underweight (7% v 41%) to sectors more typically associated with ‘Value’ investing (Consumer Stapler, Energy, Materials, Utilities, Real Estate, Financials).*

* Contribution is calculated using end of day prices and does not reflect actual purchase prices. This can affect the presentation of contribution and performance of IPOs and other transactions amid heightened volatility.

Commentary

The first months of 2022 have indeed been challenging. Global equities (as measured by the MSCI All Country World Index) posted their largest three-month decline since the first quarter of 2020.

Volatility rose through much of the quarter as the uncertainty created by Russia’s invasion of Ukraine combined with expectations of tighter monetary policy and worries of accelerating inflation. Against this backdrop, we saw a rotation out of high-valuation growth stocks, which led the MSCI ACWI Growth Index to lag the MSCI ACWI Value Index by the widest margin in over two decades. U.S. growth equities weren’t solely to blame for the declines in global averages, as emerging market growth stocks significantly underperformed their value counterparts as well. In fact, the MSCI Emerging Markets Growth Index has now traded lower for three consecutive quarters and has underperformed the MSCI Emerging Markets Value Index for six straight quarters.

The shift in market leadership throughout 2021 and into the first quarter illustrates how unpredictable markets can be in the short term. Exogenous factors and sentiment can have an outsized and often unpredictable influence on stock price movements. At Sands Capital, we prefer to look past these phases of market panic and focus on the long-term, where we believe value is dictated by fundamentals. We are business owners, not stock traders, and invest as such, evaluating a business’ potential long-term growth trajectory. Nothing that we have seen over the past quarter has changed our views of the secular trends that will ultimately define many companies of the future.

Many of our businesses are creating or benefiting from technological advances that enable better, faster, and less expensive access to commerce, financial services, healthcare, and off-premises work. As the digitalization of the economy continues,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022 (Unaudited)

we are finding opportunities in the next generation of ecommerce businesses that are disrupting the status quo by reducing transactional frictions, increasing transparency, and eliminating inefficiencies. Over the next decade, we expect new technologies will continue to revolutionize how we define, diagnose, and treat disease, and we are focusing on businesses that are changing the standard of care, providing best-in-class outsourcing services to biopharma and life science researchers, and meaningfully improving access and costs of healthcare delivery.

The digital revolution in financial services is another trend in which we see enormous potential. The combination of modern technology and disruptive customer acquisition models is fundamentally reshaping how financial products are designed, manufactured, and distributed. Throughout developed and emerging markets, software is displacing paper and bank branches. New technologies are enabling broader access to basic financial products and adding innovative layers of intelligence and automation. We see value accruing to companies creating a new generation of digitally native financial infrastructure as well as businesses leveraging that infrastructure to build differentiated experiences for end users. We hold many of these innovative fintech companies across portfolios and have found that our fintech research and learnings are applicable across strategies and geographies, and in public and private markets.

Across portfolios, these businesses represent what we believe are among the select businesses that will sustain above-average growth by harnessing innovation and benefiting from secular change. These are the types of businesses that can weather periods of economic decline, geopolitical tension, and global pandemic. These sorts of businesses can endure, and in doing so help create the future.

Sincerely,

THE SANDS CAPITAL INVESTMENT TEAM

The investment results are that of the Sands Capital Global Growth Fund. The companies illustrated represent a sub-set of current holdings in the Select Growth, Global Growth, Emerging Markets Growth, and Global Leaders portfolio and were selected by the author on an objective basis to illustrate the views expressed in the Commentary. Top and bottom relative contribution figures were calculated by multiplying the security’s active weight by the security’s return.

The views expressed are the opinion of Sands Capital Management, LLC (“Sands Capital”) and are not intended as a forecast, a guarantee of future results, investment recommendations, or an offer to buy or sell any securities. The views expressed were current as of the date indicated and are subject to change. This material may contain forward-looking statements, which are subject to uncertainty and contingencies outside of Sands Capital’s control. Readers should not place undue reliance upon these forward-looking statements. There is no guarantee that Sands Capital will meet its stated goals. Past performance is not indicative of future results. Differences in account size, timing of transactions and market conditions prevailing at the time of investment may lead to different results, and clients may lose money. A company’s fundamentals or earnings growth is no guarantee that its share price will increase. Forward earnings projections are not predictors of stock price or investment performance, and do not represent past performance. Characteristics, sector exposure and holdings information are subject to change, and should not be considered as recommendations. References to companies provided for

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022 (Unaudited)

illustrative purposes only. The specific portfolio holdings identified and described do not represent all of the securities purchased, sold, or recommended for advisory clients. There is no assurance that any securities discussed will remain in the portfolio or that securities sold have not been repurchased. You should not assume that any investment is or will be profitable. GIPS® Reports and additional disclosures for the related composites may be found at https://www.sandscapital.com/GIPS-Report.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022 (Unaudited)

SECTOR WEIGHTINGS †:

† Percentages based on total investments.

Schedule of Investments Common Stock — 95.6%

	SHARES	VALUE

Argentina — 3.0%
MercadoLibre *	50,070	$48,749,654

Australia — 3.3%
Atlassian, Cl A *	245,710	55,242,979

Canada — 2.2%
Shopify, Cl A *	85,692	36,575,060

Germany — 2.0%
Zalando *	846,180	33,504,674

lndia — 8.2%
Asian Paints	889,237	37,476,540
Housing Development Finance	1,328,743	38,392,081
Titan	1,850,553	58,965,014

		134,833,635

Japan — 4.7%
Keyence	143,200	57,852,103
Nihon M&A Center Holdings	1,587,600	20,105,596

		77,957,699

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022 (Unaudited)

Common Stock — continued

	SHARES	VALUE

Netherlands — 8.8%
Adyen *	38,318	$63,650,605
ASML Holding, Cl G	145,722	82,153,692

		145,804,297

Singapore — 2.3%
Sea ADR *	465,125	38,493,745

Switzerland — 2.2%
Sika	120,707	36,879,844

Thailand — 2.4%
CP ALL	20,733,900	39,186,142

United Kingdom — 4.0%
Entain *	3,547,218	66,894,099

United States — 52.5%
Communication Services — 6.1%
Alphabet, Cl A *	21,179	48,334,502
Alphabet, Cl C *	10,794	24,818,968
Netflix *	151,742	28,885,607

		102,039,077

Consumer Discretionary —13.9%
Amazon.com *	32,927	81,844,339
Aptiv *	372,422	39,625,701
DoorDash, Cl A *	440,920	35,904,115
NIKE, Cl B	567,228	70,733,332

		228,107,487

Health Care —12.0%
Align Technology *	117,808	34,153,717
Dexcom *	167,263	68,340,316
Edwards Lifesciences *	611,438	64,677,912
iRhythm Technologies *	258,002	31,829,707

		199,001,652

Information Technology — 20.5%
Block, Cl A *	435,605	43,360,122
Cloudflare, Cl A *	484,065	41,697,359

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022 (Unaudited)

Common Stock — continued

	SHARES	VALUE

Information Technology — (continued)
Entegris	306,669	$34,159,860
Lam Research	105,845	49,298,367
Okta, CI A *	210,164	25,074,667
Snowflake, Cl A *	207,420	35,560,085
Twilio, Cl A *	160,268	17,921,168
Visa, Cl A	428,669	91,362,224

		338,433,852

		867,582,068

Total Common Stock
(Cost $1,274,943,393)		1,581,703,896

Total Investments — 95.6%
(Cost $1,274,943,393)		$1,581,703,896

Percentages are based on Net Assets of $1,653,813,972.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022 (Unaudited)

The summary of input levels used to value the Portfolio’s net assets as of April 30, 2022 was as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$48,749,654	$—	$—	$48,749,654
Australia	55,242,979	—	—	55,242,979
Canada	36,575,060	—	—	36,575,060
Germany	—	33,504,674	—	33,504,674
India	—	134,833,635	—	134,833,635
Japan	—	77,957,699	—	77,957,699
Netherlands	82,153,692	63,650,605	—	145,804,297
Singapore	38,493,745	—	—	38,493,745
Switzerland	—	36,879,844	—	36,879,844
Thailand	—	39,186,142	—	39,186,142
United Kingdom	—	66,894,099	—	66,894,099
United States	867,582,068	—	—	867,582,068
Total Common Stock	1,128,797,198	452,906,698	—	1,581,703,896
Total Investments in Securities	$1,128,797,198	$452,906,698	$—	$1,581,703,896

For more information on valuation inputs, see Note 2 —Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $1,274,943,393)	$1,581,703,896
Cash and Cash Equivalents	77,971,062
Receivable for Capital Shares Sold	3,001,845
Dividend Receivable	524,499
Receivable for Investment Securities Sold	225,297
Foreign Tax Reclaim Receivable	72,386
Prepaid Expenses	43,096

Total Assets	1,663,542,081

Liabilities:
Accrued Foreign Capital Gains Tax on Appreciated Securities	6,574,257
Payable for Capital Shares Redeemed	1,614,895
Payable due to Investment Adviser	1,312,630
Payable due to Administrator	124,540
Trustee Fees Payable	6,182
Chief Compliance Officer Fees Payable	2,459
Foreign Currency Payable to Custodian (Proceeds $94)	86
Other Accrued Expenses	93,060

Total Liabilities	9,728,109

Net Assets	$1,653,813,972

Net Assets Consist of:
Paid-in-Capital	$1,352,635,924
Total distributable earnings	301,178,048

Net Assets	$1,653,813,972

Net Asset Value Per Share —
Institutional Class Shares ($1,626,936,424 ÷ 63,968,314 shares)*	$25.43

Net Asset Value Per Share —
Investor Class Shares ($26,877,548 ÷ 1,082,218 shares)*	$24.84

*	Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
For the Six Months Ended
April 30, 2022 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$3,753,727
Interest Income	13,468
Less: Foreign Taxes Withheld	(182,474)

Total Investment Income	3,584,721

Expenses
Investment Advisory Fees	9,576,416
Administration Fees	878,980
Shareholder Servicing Fees - Investor Class Shares	32,928
Trustee Fees	13,773
Chief Compliance Officer Fees	3,819
Transfer Agent Fees	52,015
Custodian Fees	46,233
Registration Fees	42,893
Legal Fees	19,465
Printing Fees	13,389
Audit Fees	13,176
Insurance and Other Expenses	21,220

Total Expenses	10,714,307

Less:
Fees Paid Indirectly	(101)

Net Expenses	10,714,206

Net Investment Loss	(7,129,485)

Net Realized Gain (Loss) on:
Investments (Net of Foreign Capital Gains Tax on Appreciated Securities of $(240,277))	42,810,126
Foreign Currency Transactions	(28,480)

Net Realized Gain	42,781,646

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,103,892,608)
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(9,153)
Foreign Capital Gains Tax on Appreciated Securities	1,501,919

Net Change in Unrealized Depreciation	(1,102,399,842)

Net Loss on Investments, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies and Foreign Capital Gains Tax on Appreciated Securities	(1,059,618,196)

Net Decrease in Net Assets Resulting from Operations	$(1,066,747,681)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations:
Net Investment Loss .	$(7,129,485)	$(19,139,600)
Net Realized Gain on Investments, Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Transactions	42,781,646	302,722,288
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax on Appreciated Securities, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1,102,399,842)	487,088,676

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,066,747,681)	770,671,364

Distributions
Institutional Class Shares	(286,044,801)	(73,799,142)
Investor Class Shares	(4,120,295)	(813,992)

Total Distributions	(290,165,096)	(74,613,134)

Capital Share Transactions:
Institutional Class Shares
Issued	220,328,562	475,263,007
Reinvestment of Distributions	258,577,437	68,418,455
Redemption Fees (see Note 2)	98,160	75,804
Redeemed	(269,574 ,985)	(505,182,519)

Net Institutional Class Shares Transactions	209,429,174	38,574,747

Investor Class Shares
Issued	14,534,373	16,532,464
Reinvestment of Distributions	3,791,208	789,255
Redemption Fees (see Note 2)	6,351	17,368
Redeemed	(7,548,930)	(8,880,968)

Net Investor Class Shares Transactions	10,783,002	8,458,119

Net Increase in Net Assets from Capital Share Transactions	220,212,176	47,032,866

Total Increase (Decrease) in Net Assets	(1,136,700,601)	743,091,096

Net Assets:
Beginning of Period/Year	2,790,514,573	2,047,423,477

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six-Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
End of Period/Year	$1,653,813,972	$2,790,514,573

Share Transactions:
Institutional Class Shares
Issued	6,307,657	11,378,125
Reinvestment of Distributions	6,801,090	1,737,391
Redeemed	(8,104,687)	(12,306,003)

Net Institutional Class Shares Transactions	5,004,060	809,513

Share Transactions:
Investor Class Shares
Issued	413,596	399,736
Reinvestment of Distributions	102,051	20,420
Redeemed	(219,386)	(223,297)

Net Investor Class Shares Transactions	296,261	196,859

Net Increase in Shares Outstanding	5,300,321	1,006,372

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period/Year

	Institutional Class Shares
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Asset Value, Beginning of Period/Year	$46.72	$34.86	$26.64	$24.16	$24.16	$18.66

Income (Loss) from Investment Operations:
Net Investment Loss†	(0.11)	(0.32)	(0.21)	(0.13)	(0.13)	(0.08)
Net Realized and Unrealized Gain (Loss)	(16.33)	13.46	10.03	4.59	0.23	5.58

Total from Investment Operations	(16.44)	13.14	9.82	4.46	0.10	5.50

Dividends and Distributions from:
Net Investment Income	—	—	(0.02)	(0.02)	(0.10)	—
Net Realized Gains	(4.85)	(1.28)	(1.58)	(1.96)	—	—
Total Dividends and

Distributions	(4.85)	(1.28)	(1.60)	(1.98)	(0.10)	—

Redemption Fees^	—	—	—	—	—	—

Net Asset Value, End of Period/Year	$25.43	$46.72	$34.86	$26.64	$24.16	$24.16

Total Return††	(38.62)%	38.39%	38.62%	20.43%	0.41%	29.47%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$1,626,936	$2,754,537	$2,027,252	$1,374,673	$1,051,355	$1,223,251
Ratio of Expenses to Average Net Assets	0.95%**	0.95%	0.96%	0.97%	0.97%	0.98%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.95%**	0.95%	0.96%	0.97%	0.97%	0.98%
Ratio of Net Investment Loss to Average Net Assets	(0.65)%**	(0.78)%	(0.70)%	(0.51)%	(0.51)%	(0.40)%
Portfolio Turnover Rate	11%***	32%	23%	34%	25%	24%

^	See Note 2 in the Notes to the Financial Statements.

**	Annualized.

***	Not annualized.

†	Per share calculations were performed using average shares for the period.

††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—“ are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period/Year

	Investor Class Shares
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Asset Value, Beginning of Period/Year	$45.78	$34.24	$26.22	$23.85	$23.85	$18.46

Income (Loss) from Investment Operations:
Net Investment Loss†	(0.15)	(0.43)	(0.26)	(0.18)	(0.19)	(0.14)
Net Realized and Unrealized Gain (Loss)	(15.95)	13.22	9.86	4.51	0.24	5.53

Total from Investment Operations	(16.10)	12.79	9.60	4.33	0.05	5.39

Dividends and Distributions from:
Net Investment Income	—	—	—	—	(0.06)	—
Net Realized Gains	(4.85)	(1.28)	(1.58)	(1.96)	—	—

Total Dividends and Distributions	(4.85)	(1.28)	(1.58)	(1.96)	(0.06)	—

Redemption Fees^	0.01	0.03	—	—	0.01	—

Net Asset Value, End of Period/Year	$24.84	$45.78	$34.24	$26.22	$23.85	$23.85

Total Return††	(38.65)%	38.15%	38.39%	20.13%	0.23%	29.20%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$26,878	$35,978	$20 ,171	$15,868	$12,260	$8,484
Ratio of Expenses to Average Net Assets	1.15%**	1.15%	1.16%	1.17%	1.17%	1.23%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.15%**	1.15%	1.16%	1.17%	1.17%	1.23%
Ratio of Net Investment Loss to Average Net Assets	(0.85)%**	(0.98)%	(0.89)%	(0.72)%	(0.71)%	(0.66)%
Portfolio Turnover Rate	11%***	32%	23%	34%	25%	24%

^	See Note 2 in the Notes to the Financial Statements.

**	Annualized.

***	Not annualized.

†	Per share calculations were performed using average shares for the period.

††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—“ are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the ‘Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 30 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional Class Shares and Investor Class Shares which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. General Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon

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valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the financial statement date.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”) monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

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The Fund uses Markit Fair Value (“Markit”) as a third party fair valuation vendor. Markit provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Markit in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Markit. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Markit are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Markit using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

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Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2022, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the period ended April 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific

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identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized gains and losses on foreign currency transactions and net change in unrealized appreciation and depreciation on foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income (loss) and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Cash and Cash Equivalents — Idle cash may be swept into various time deposit accounts and money market sweep accounts and is classified as cash and cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund

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for the benefit of the remaining shareholders. For the period ended April 30, 2022, Institutional Class Shares had $98,160 of redemption fees and the Investor Class Shares had $6,351 of redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended April 30, 2022, the Fund incurred $878,980 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Distribution Agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the period ended April 30, 2022, the Investor Class Shares incurred 0.20% of average daily net assets or $32,928 of shareholder servicing fees.

Brown Brothers Harriman & Co. (BBH) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. For the period ended April 30, 2022, the Fund earned cash management credits of $101 which were used

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to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until March 31, 2023. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. As of April 30, 2022, there were no previously waived and reimbursed fees that are subject to recapture.

6.	Investment Transactions:

For the period ended April 30, 2021, the Fund made purchases of $241,035,991 and sales of $291,582,755 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translations and net operation loss offset against short term capital gains.

The tax character of dividends and distributions for the Fund declared during the fiscal years ended October 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2021	$ —	$74,613,134	$74,613,134

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	Ordinary Income	Long-Term Capital Gain	Total
2020	$ —	$82,978,953	$82,978,953

As of October 31, 2021, the components of Distributable Earnings on a tax basis were as follows:

Current Late-Year Ordinary Loss Deferral	$(16,337,275)
Undistributed Long-Term Capital Gain	290,159,189
Unrealized Appreciation	1,384,268,824
Other Temporary Differences	87

Total Distributable Earnings	$1,658,090,825

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2021 through October 31, 2021. For the tax year ended October 31, 2021, the Fund elected to treat qualified ordinary late year loss of $16,337,275, as arising in the following fiscal year.

For Federal income tax purposes, the cost of securities owned at October 31, 2021, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales loss which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods and mark to market on unrealized gains on PFIC.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at April 30, 2022, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,274,943,393	$500,226,509	$(193,466,006)	$306,760,503

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

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9.	Concentration of Risks:

Derivatives Risk — The Fund’s use of foreign exchange forwards and market access products (including P-Notes and LEPWs) is subject to market risk, correlation risk, valuation risk, liquidity risk and credit risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may cause the Fund to have to accept a lower price to sell a derivative, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of foreign exchange forward contracts is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk in this context is the risk that the derivatives instrument used for hedging currency exposure may also limit any potential gain that may result from a change in relative values of the underlying currencies. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Emerging Markets Securities Risk — The Fund may invest in companies located or doing business in emerging market countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. For purposes of determining whether a particular country is considered a developed market or an emerging market, the Fund uses the designation set forth by the MSCI, a prominent provider of investment tools and data services for institutions worldwide.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that

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are less developed. Differences in tax and accounting standards and difficulties in obtaining information about foreign governments or foreign companies may impair investment decisions. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The Fund may incur operating expenses that are higher than those of mutual funds that invest exclusively in U.S. equity securities due to higher custodial fees and brokerage commissions associated with investments in foreign securities. These risks may be magnified in less-established emerging markets.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies

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are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Growth Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing

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style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Large Capitalization Company Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Liquidity Risk — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mid-Capitalization Company Risk — The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

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Preferred Stock Risk — Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Stock Connect Investing Risk — Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

10.	Other:

At April 30, 2022, 36% of Institutional Class Shares outstanding were held by two shareholders and 64% of Investor Class Shares outstanding were held by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of April 30, 2022.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2021 to April 30, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

•Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 11/1/21	Ending Account Value 4/30/22	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$613.80	0.95%	$3.80
Investor Shares	1,000.00	613.50	1.15	4.60
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.08	0.95%	$4.76
Investor Shares	1,000.00	1,019.09	1.15	5.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022 (Unaudited)

INVESTMENT ADVISORY AGREEMENT RENEWAL DISCLOSURE

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 23, 2022 to decide whether to renew the Agreement for an additional one-year term (the “February Meeting”). The February Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the February Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the February Meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the February Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the February Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022 (Unaudited)

and met in executive sessions outside the presence of Fund management and the Adviser.

At the February Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022 (Unaudited)

expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2022 (Unaudited)

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-SA-001-1300

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.  Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: July 8, 2022